UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 2, 2005

Belden & Blake Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	0-20100	34-1686642
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5200 Stoneham Road, North Canton, Ohio		44720
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	330-499-1660

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

On November 2, 2005, Belden & Blake Corporation (the "Company") dismissed Ernst & Young LLP ("Ernst & Young") as the independent registered public accounting firm for the Company. The Company’s full Board of Directors, also functioning as the Company’s Audit Committee, approved the dismissal of Ernst & Young.

Ernst & Young’s reports on the financial statements of the Company for the two most recent fiscal years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s two most recent fiscal years ended December 31, 2004 and 2003 and through November 2, 2005, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreement(s) in Ernst & Young’s reports on the financial statements for such periods.

During the Company’s two most recent fiscal years ended December 31, 2004 and 2003 and through November 2, 2005, there have been no "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of this Current Report on Form 8-K to Ernst & Young and requested a letter from Ernst & Young stating whether Ernst & Young agrees with the above disclosure made in this Item 4.01(a)and, if not, stating the respects in which it does not agree. A copy of Ernst & Young’s letter to the Company is filed as Exhibit 16.1 hereto.

(b) Engagement of New Independent Registered Public Accounting Firm.

Effective November 2, 2005, the Company’s Board of Directors, also functioning as the Company’s Audit Committee, appointed Deloitte & Touche LLP ("Deloitte & Touche") as the Company’s independent registered public accounting firm. Deloitte & Touche was not consulted by the Company or anyone acting on its behalf on any matter described in Item 304(a)(2) of Regulation S-K during the years ended December 31, 2004 and 2003, or through November 2, 2005 (the date Deloitte & Touche was engaged).

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is filed herewith:

Exhibit Number Title of Document

16.1 Letter dated November 2, 2005 from Ernst & Young

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Belden & Blake Corporation

November 2, 2005	By:	/s/ James M. Vanderhider

Name: James M. Vanderhider
Title: President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter dated November 2, 2005 from Ernst & Young